Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

Second Quarter Fiscal 2017 Financial Results

- Second Quarter Net Sales of $233.5 Million, up 63.0% Year-Over-Year

- Second Quarter GAAP Net Income Per Diluted Share of $0.57

- Second Quarter Non-GAAP Net Income Per Diluted Share of $0.68

Company Increases Full Year Fiscal 2017 Financial Guidance

SPRINGFIELD, Mass., December 1, 2016 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the fiscal second quarter 2017, ended October 31, 2016.

Second Quarter Fiscal 2017 Financial Highlights

•	Quarterly net sales were $233.5 million compared with $143.2 million for the second quarter last year, an increase of 63.0%.

•	Gross margin for the quarter was 41.8% compared with 39.2% for the second quarter last year.

•	Quarterly GAAP net income was $32.5 million, or $0.57 per diluted share, compared with $12.5 million, or $0.22 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP net income was $39.1 million, or $0.68 per diluted share, compared with $14.2 million, or $0.25 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments in net income exclude a number of acquisition-related costs, including amortization, one-time transaction costs, and inventory valuation adjustments. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $72.4 million, or 31.0% of net sales.

•	The company acquired substantially all of the net assets of Taylor Brands, LLC (“Taylor Brands”) and all of the issued and outstanding stock of Crimson Trace Corporation (“Crimson Trace”) for an aggregate of $178.1 million, subject to certain adjustments, utilizing cash on hand.

•	The company’s unsecured revolving credit line commitment was increased to $500 million from $225 million.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “We are very pleased with our second quarter results, which exceeded our financial guidance. In our Firearms Segment, we believe higher revenue was driven by strong consumer demand as reflected in adjusted background checks from the National Instant

Criminal Background Check System (NICS) as well as our own market share gains. In our Outdoor Products & Accessories Segment, we completed the acquisitions of Taylor Brands and Crimson Trace, both of which were accretive to our non-GAAP earnings.”

“Subsequent to the end of the quarter, we completed the acquisition of substantially all of the net assets of Ultimate Survival Technologies, Inc. (“UST”), a provider of high-quality survival and camping products. UST delivered compound annual revenue growth of 49% from 2012 through 2015, maintained healthy gross margins, and developed hundreds of high quality products. We believe the UST distribution network will create incremental opportunities for our existing accessory product lines.”

“Overall, we are well on our way to achieving our vision of being a leading provider of high-quality products for the shooting, hunting, and rugged outdoor enthusiast. By executing our strategy, we have successfully grown from a single operating division to four operating divisions that serve a large addressable market and represent more than 18 respected consumer brands. Accordingly, on January 1, 2017, our holding corporation will become American Outdoor Brands Corporation, pending shareholder approval. We believe this name better represents our broad range of product offerings and our plan to continue building upon our portfolio of strong American brands. American Outdoor Brands Corporation will serve as the holding corporation for Smith & Wesson Corp., Battenfeld Technologies, Inc., and Crimson Trace Corporation, which represent our company’s firearms, manufacturing services, accessories, and electro-optics divisions. With a commitment to creating, preserving, and acquiring strong brands, we remain committed to our future growth, focusing on brands and products that best meet the needs and lifestyle of our target consumers,” concluded Debney.

Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “During the quarter, we secured a commitment to increase our revolving line of credit to $500 million from $225 million. This expansion of our unsecured credit line provides us with greater opportunities to invest in our future growth, both organically and through strategic acquisitions. Our increased access to capital is a clear reflection of the confidence our bankers have in our company as well as the overall strength of our business.”

Financial Outlook

SMITH & WESSON HOLDING CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending January 31, 2017		Range for the Year Ending April 30, 2017
Net sales (in thousands)	$230,000	$240,000	$920,000	$930,000

GAAP income per share - diluted	$0.44	$0.49	$2.11	$2.16
Acquisition-related costs	—	—	0.06	0.06
Amortization of acquired intangible assets	0.10	0.10	0.32	0.32
Fair value inventory step-up and backlog expense	0.01	0.01	0.08	0.08
Transition costs	0.01	0.01	0.02	0.02
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.17)	(0.17)

Non-GAAP income per share - diluted	$0.52	$0.57	$2.42	$2.47

Conference Call and Webcast

The company will host a conference call and webcast today, December 1, 2016, to discuss its second quarter fiscal 2017 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference code 22558234. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.smith-wesson.com, under the

Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) fair value inventory step-up and backlog expense, (vii) bond premium paid, (viii) debt extinguishment costs, (ix) the tax effect of non-GAAP adjustments, (x) net cash provided by operating activities, (xi) net cash used in investing activities, (xii) acquisition of businesses, net of cash acquired, (xiii) receipts from note receivable, (xiv) interest expense (xv) income tax expense, (xvi) depreciation and amortization, and (xvii) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun and long gun products sold under the Smith & Wesson®, M&P®, and Thompson/Center Arms™ brands as well as providing forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, UST®, and Imperial™. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our belief that higher revenue was driven by strong consumer demand as reflected in adjusted background checks from the NICS system as well as our own market share gains; our belief that the Taylor Brands and Crimson Trace acquisitions were accretive to our non-GAAP earnings; our belief that the UST distribution network will create incremental opportunities for our existing accessory product lines; our belief that we are well on our way to achieving our vision of being a leading provider of high-quality products for the shooting, hunting, and rugged outdoor enthusiast; our expectation that our holding corporation will become American Outdoor Brands Corporation, pending shareholder approval; our belief that this name better represents our broad range of product offerings and our plan to continue building upon our portfolio of strong American brands; our commitment to creating, preserving, and acquiring strong brands and our commitment to our future growth, focusing on brands and products that best meet the needs and lifestyle of our target consumers; our belief that the expansion of our unsecured credit line provides us with greater opportunities to invest in our future growth, both organically and through strategic acquisitions; our belief that our increased access to capital is a clear reflection of the confidence our bankers have in our company as well as the overall strength of our business; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the third quarter of fiscal 2017 and for fiscal 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
	(In thousands, except per share data)
Net sales	$233,528	$143,242	$440,479	$291,005
Cost of sales	135,923	87,027	255,305	175,920

Gross profit	97,605	56,215	185,174	115,085

Operating expenses:
Research and development	2,698	2,695	4,851	5,091
Selling and marketing	12,527	12,536	21,721	21,754
General and administrative	30,229	19,202	53,926	36,640

Total operating expenses	45,454	34,433	80,498	63,485

Operating income	52,151	21,782	104,676	51,600

Other (expense)/income:
Other (expense)/income	(30)	(5)	(30)	(12)
Interest (expense)/income	(2,175)	(2,296)	(4,188)	(9,496)

Total other (expense)/income, net	(2,205)	(2,301)	(4,218)	(9,508)

Income from operations before income taxes	49,946	19,481	100,458	42,092
Income tax expense	17,463	7,015	32,752	15,214

Net income	32,483	12,466	67,706	26,878
Net income per share:
Basic	$0.58	$0.23	$1.21	$0.49

Diluted	$0.57	$0.22	$1.18	$0.48

Weighted average number of common shares outstanding:
Basic	56,231	54,447	56,140	54,333
Diluted	57,136	55,668	57,145	55,621

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	October 31, 2016	April 30, 2016
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$73,896	$191,279
Accounts receivable, net of allowance for doubtful accounts of $805 on October 31, 2016 and $680 on April 30, 2016	69,959	57,792
Inventories	116,497	77,789
Prepaid expenses and other current assets	7,360	4,307
Income tax receivable	6,000	2,064

Total current assets	273,712	333,231

Property, plant, and equipment, net	151,499	135,405
Intangibles, net	139,152	62,924
Goodwill	157,250	76,357
Other assets	6,643	11,586

	$728,256	$619,503

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$52,767	$45,513
Accrued expenses	33,627	28,447
Accrued payroll and incentives	14,745	18,784
Accrued income taxes	223	5,960
Accrued profit sharing	6,760	11,459
Accrued warranty	6,343	6,129
Current portion of notes payable	6,300	6,300

Total current liabilities	120,765	122,592
Deferred income taxes	32,953	12,161
Notes payable, net of current portion	188,323	166,564
Other non-current liabilities	9,718	10,370

Total liabilities	351,759	311,687

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 71,839,096 shares issued and 56,276,463 shares outstanding on October 31, 2016 and 71,558,633 shares issued and 55,996,011 shares outstanding on April 30, 2016	72	72
Additional paid-in capital	240,208	239,505
Retained earnings	309,016	241,310
Accumulated other comprehensive loss	(476)	(748)
Treasury stock, at cost (15,562,622 shares on October 31, 2016 and April 30, 2016)	(172,323)	(172,323)

Total stockholders’ equity	376,497	307,816

	$728,256	$619,503

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	October 31, 2016	October 31, 2015
	(In thousands)
Cash flows from operating activities:
Net income	$67,706	$26,878
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,772	21,066
Loss on sale/disposition of assets	104	19
Provision for/(recoveries of) losses on notes and accounts receivable	308	(72)
Stock-based compensation expense	3,918	3,247
Changes in operating assets and liabilities:
Accounts receivable	(3,538)	5,199
Inventories	(14,349)	(24,002)
Prepaid expenses and other current assets	(2,775)	(587)
Income taxes	(9,676)	(10,700)
Accounts payable	1,111	(1,022)
Accrued payroll and incentives	(4,728)	5,872
Accrued profit sharing	(4,699)	(2,513)
Accrued expenses	4,235	989
Accrued warranty	116	(184)
Other assets	(183)	(156)
Other non-current liabilities	52	(1,273)

Net cash provided by operating activities	61,374	22,761

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(178,059)	—
Refunds on machinery and equipment	5,083	4,222
Receipts from note receivable	43	41
Payments to acquire patents and software	(425)	(136)
Proceeds from sale of property and equipment	—	61
Payments to acquire property and equipment	(23,312)	(18,352)

Net cash used in investing activities	(196,670)	(14,164)

Cash flows from financing activities:
Proceeds from loans and notes payable	50,000	105,000
Cash paid for debt issuance costs	(525)	(1,024)
Payments on capital lease obligation	(298)	(298)
Payments on notes payable	(28,150)	(101,575)
Proceeds from Economic Development Incentive Program	101	—
Proceeds from exercise of options to acquire common stock	948	1,758
Payment of employee withholding tax related to restricted stock units	(4,163)	(1,690)
Excess tax benefit of stock-based compensation	—	1,074

Net cash (used in)/provided by financing activities	17,913	3,245

Net increase/(decrease) in cash and cash equivalents	(117,383)	11,842
Cash and cash equivalents, beginning of period	191,279	42,222

Cash and cash equivalents, end of period	$73,896	$54,064

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$3,802	$9,271
Income taxes	42,609	24,936

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2016		October 31, 2015		October 31, 2016		October 31, 2015
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$97,605	41.8%	$56,215	39.2%	$185,174	42.0%	$115,085	39.5%
Fair value inventory step-up and backlog expense	3,824	1.6%	—	—	3,824	0.9%	—	—
Discontinued operations	—	—	—	—	—	—	52	0.0%

Non-GAAP gross profit	$101,429	43.4%	$56,215	39.2%	$188,998	42.9%	$115,137	39.6%

GAAP operating expenses	$45,454	19.5%	$34,433	24.0%	$80,498	18.3%	$63,485	21.8%
Amortization of acquired intangible assets	(4,566)	-2.0%	(2,656)	-1.9%	(7,110)	-1.6%	(4,729)	-1.6%
TCA accessories transition costs	—	—	(70)	0.0%	—	—	(151)	-0.1%
Discontinued operations	(23)	0.0%	(24)	0.0%	(44)	0.0%	(45)	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	—	—	—	—	1,791	0.6%
Acquisition-related costs	(1,824)	-0.8%	—	—	(3,156)	-0.7%	—	—

Non-GAAP operating expenses	$39,041	16.7%	$31,683	22.1%	$70,188	15.9%	$60,351	20.7%

GAAP operating income	$52,151	22.3%	$21,782	15.2%	$104,676	23.8%	$51,600	17.7%
Fair value inventory step-up and backlog expense	3,824	1.6%	—	—	3,824	0.9%	—	—
Amortization of acquired intangible assets	4,566	2.0%	2,656	1.9%	7,110	1.6%	4,729	1.6%
TCA accessories transition costs	—	—	70	0.0%	—	—	151	0.1%
Discontinued operations	23	0.0%	24	0.0%	44	0.0%	97	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	—	—	—	—	(1,791)	-0.6%
Acquisition-related costs	1,824	0.8%	—	—	3,156	0.7%	—	—

Non-GAAP operating income	$62,388	26.7%	$24,532	17.1%	$118,810	27.0%	$54,786	18.8%

GAAP net income	$32,483	13.9%	$12,466	8.7%	$67,706	15.4%	$26,878	9.2%
Bond premium paid	—	—	—	—	—	—	2,938	1.0%
Fair value inventory step-up and backlog expense	3,824	1.6%	—	—	3,824	0.9%	—	—
Amortization of acquired intangible assets	4,566	2.0%	2,656	1.9%	7,110	1.6%	4,729	1.6%
Debt extinguishment costs	—	—	—	—	—	—	1,723	0.6%
TCA accessories transition costs	—	—	70	0.0%	—	—	151	0.1%
Discontinued operations	23	0.0%	24	0.0%	44	0.0%	97	0.0%
DOJ/SEC costs including insurance recovery costs	—	—	—	—	—	—	(1,791)	-0.6%
Acquisition-related costs	1,824	0.8%	—	—	3,156	0.7%	—	—
Tax effect of non-GAAP adjustments	(3,583)	-1.5%	(1,021)	-0.7%	(4,611)	-1.0%	(2,903)	-1.0%

Non-GAAP net income	$39,137	16.8%	$14,195	9.9%	$77,229	17.5%	$31,822	10.9%

GAAP net income per share - diluted	$0.57		$0.22		$1.18		$0.48
Bond premium paid	—		—		—		0.05
Fair value inventory step-up and backlog expense	0.07		—		0.07		—
Amortization of acquired intangible assets	0.08		0.05		0.12		0.09
Debt extinguishment costs	—		—		—		0.03
TCA accessories transition costs	—		—		—		—
Discontinued operations	—		—		—		—
DOJ/SEC costs including insurance recovery costs	—		—		—		(0.03)
Acquisition-related costs	0.03		—		0.06		—
Tax effect of non-GAAP adjustments	(0.06)		(0.02)		(0.08)		(0.05)

Non-GAAP net income per share - diluted	$0.68 (a)		$0.25		$1.35		$0.57

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Net cash provided by operating activities	$20,764	$6,136	$61,374	$22,761
Net cash used in investing activities	(185,555)	(7,075)	(196,670)	(14,164)
Acquisition of businesses, net of cash acquired	178,059	—	178,059	—
Receipts from note receivable	(22)	(20)	(43)	(41)

Free cash flow	$13,246	$(959)	$42,720	$8,556

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	October 31, 2016	October 31, 2015
GAAP net income	$32,483	$12,466
Interest expense	2,313	2,323
Income tax expense	17,463	7,015
Depreciation and amortization	12,384	9,818
Stock-based compensation expense	2,126	1,702
Fair value inventory step-up and backlog expense	3,824	—
Acquisition-related costs	1,824	—
Discontinued operations	23	24
TCA accessories transition costs	—	70
DOJ/SEC costs, including insurance recovery costs	—	(20)

Non-GAAP Adjusted EBITDAS	$72,440	$33,398

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For Six Months Ended
	October 31, 2016	October 31, 2015
GAAP net income	$67,706	$26,878
Interest expense	4,367	9,573
Income tax expense	32,752	15,214
Depreciation and amortization	22,488	18,817
Stock-based compensation expense	3,918	3,247
Fair value inventory step-up and backlog expense	3,824	—
Acquisition-related costs	3,156	151
Discontinued operations	44	97
TCA accessories transition costs	—	—
DOJ/SEC costs, including insurance recovery costs	—	(1,791)

Non-GAAP Adjusted EBITDAS	$138,255	$72,186